UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 20, 2005

FIELDSTONE MORTGAGE INVESTMENT CORPORATION (as depositor under a Trust Agreement, dated as of July 1, 2005, providing for, inter alia, the issuance of Fieldstone Mortgage Investment Trust Series 2005-2 Mortgage-Backed Notes)

Fieldstone Mortgage Investment Corporation

(Exact name of registrant as specified in its charter)

Maryland	333-125910	20-2972688
State of Incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)

11000 Broken Land Parkway, Suite 600, Columbia, Maryland		21044
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (866) 365-3642

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

Item 8.01.                                              Other Events

Computational Materials

Fieldstone Mortgage Investment Corporation (the “Registrant”) anticipates that it will issue a series of notes entitled Fieldstone Mortgage Investment Trust Series 2005-2 Mortgage-Backed Notes (the “Notes”), to be issued pursuant to an indenture, dated as of July 1, 2005, among Fieldstone Mortgage Investment Trust, Series 2005-2, as issuer, and HSBC Bank USA, National Association, as indenture trustee.  The Notes will be collateralized by a trust estate (the “Trust Estate”) consisting primarily of a security interest in certain mortgage loans (the “Mortgages”).

Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Lead Underwriter”) has advised the Registrant that it has furnished to certain prospective purchasers of Notes certain materials, herein referred to as “Computational Materials,” in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgages or other assets of the Trust Estate, the structure and terms of certain classes of Notes, and the hypothetical characteristics and hypothetical performance of certain classes of Notes under certain assumptions and scenarios.  The Computational Materials may also include collateral term sheets.

The Computational Materials have been provided by the Lead Underwriter.  The information in the Computational Materials is preliminary and will be supplemented by a prospectus supplement relating to the Notes and by any other information subsequently filed with the Securities and Exchange Commission.

The Computational Materials were prepared by the Lead Underwriter at the request of certain prospective investors.  The Computational Materials may be based on information that differs from the information set forth in the related prospectus supplement.

Item 9.01.               Financial Statements, Pro Forma Financial Information and Exhibits

(a)           Not applicable

(b)           Not applicable

(c)           Exhibits:

Exhibit No.	Description

99.1

Computational Materials (as defined in Item 8.01) that have been provided by Merrill Lynch, Pierce, Fenner & Smith Incorporated to certain prospective purchasers of Fieldstone Mortgage Investment Trust Series 2005-2 Mortgage-Backed Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIELDSTONE MORTGAGE INVESTMENT CORPORATION
(Registrant)

By:	/s/ John C. Kendall
Name: John C. Kendall
Title: Director and President

Dated:  July 20, 2005

EXHIBIT INDEX

Exhibit Number	Item 601(a) of Regulation S-K Exhibit No.	Description	Sequentially Numbered Page

1	99.1

Computational Materials (as defined in Item 8.01) that have been provided by Merrill Lynch, Pierce, Fenner & Smith Incorporated to certain prospective purchasers of Fieldstone Mortgage Investment Trust Series 2005-2 Mortgage-Backed Notes.